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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 21, 1996


                                SEI Corporation
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            (Exact name of registrant as specified in its charter)


        Pennsylvania                   0-10200                   23-1707341
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(State or other jurisdiction     (Commission File No.)          (IRS Employer
       of incorporation)                                     Identification No.)


  680 East Swedesford Road, Wayne, Pennsylvania         19087-1658
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  (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code      610-254-1000
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Item 5. Other Events
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        SEI Corporation has amended its Articles of Incorporation to change its name from SEI Corporation to SEI Investments Company.

        In addition, SEI Corporation has amended its Articles of Incorporation to change its registered office in the Commonwealth of Pennsylvania and principal executive offices from 680 East Swedesford Road, Wayne, PA 19087 to 1 Freedom Valley Drive, Oaks, PA 19456. Our main telephone number is changed from (610) 254-1000 to (610) 676-1000.

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                                  SIGNATURES
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        Pursuant to the requirement of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SEI Corporation


                                                By: /s/ Kevin P. Robins
                                                   -----------------------
                                                   Kevin P. Robins
                                                   Senior Vice President,
                                                   General Counsel &
                                                   Assistant Secretary


Date: December 30, 1996